                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                     FORM 8-K/A

            AMENDMENT TO CURRENT REPORT ON FORM 8-K DATED JULY 31, 1998


                 Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 31, 1998
                                                ---------------

                             PEREGRINE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                       000-22209                  95-3773312
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(State of incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)

              12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA  92130
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             (Address of principal executive offices of Registrant)


                                  (619) 481-5000
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               (Registrant's telephone number, including area code)

                                  EXPLANATORY NOTE

     In October 1998, the Securities and Exchange Commission issued a letter to the American Institute of Certified Public Accountants citing its views on the proper procedures and practices that should be followed in purchase accounting for acquired in-process research and development related to corporate acquisitions. In this letter and in following public statements, the Commission has affirmed its intention to require all companies to conform to these announced views where purchase accounting for acquired in-process research and development is involved.

     As of the date of this amendment, the Company has completed five corporate acquisitions which have been accounted for using the purchase method of accounting and which have resulted in charges associated with the valuation of acquired in-process research and development. These acquisitions include United Software, Inc. during the second quarter of fiscal 1998, Innovative Tech Systems, Inc. and certain technology and other assets and liabilities of International Software Solutions, both in the second quarter of fiscal 1999, Prototype, Inc. in the fourth quarter of fiscal 1999 and FPrint UK Ltd. in the first quarter of fiscal 2000. The Company believes that its periodic reports filed in fiscal 1998 and 1999, which include charges for in-process research and development resulting from those acquisitions that have been reported to date, were made in accordance with generally accepted accounting principles and established industry practices at the time. However, in response to and in conformance with the Commission's announced guidelines on purchase accounting for acquired in-process research and development, the Company is restating its financial results for all periods extending back to the period ended September 30, 1997.

     This amendment to the Company's current Report on Form 8-K, which sets forth the Company's restated financial results for the period, does not otherwise attempt to update the information included herein beyond the original filing date of the report.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On May 5, 1998, the Company's Board of Directors approved the acquisition of Innovative Tech Systems, Inc., an Illinois corporation ("ITS"), based in Warminster, Pennsylvania. Pursuant to an Agreement and Plan of Reorganization dated as of May 7, 1998 (the "Merger Agreement") by and among the Company, Homer Acquisition Corporation, a wholly-owned subsidiary of the Company ("Merger Sub"), and ITS, and approved by the shareholders of ITS as a special meeting held July 27, 1998, the Company completed the acquisition of ITS by means of a merger of Merger Sub merged with and into ITS (the "Merger"), with ITS remaining as the surviving corporation and a wholly-owned subsidiary of the Company under the name "Peregrine Systems Facilities Management, Inc." The Merger was completed July 31, 1998.

     Pursuant to the Merger Agreement, each share of Common Stock of ITS ("ITS Common Stock") outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) was converted into the right to receive
0.2341 shares of the Company's Common Stock (the "Exchange Ratio"). In addition, all options to purchase the ITS Common Stock outstanding immediately prior to the Effective Time were assumed by the Company, subject only to adjustments to maintain the economic equivalence of the assumed options on the basis of the Exchange Ratio.

     In connection with the Merger, holders of outstanding redeemable warrants to acquire shares of ITS Common Stock (the "ITS Warrants") approved an amendment to the terms of the Warrant Agreement, dates as of July 26, 1994, as amended, governing the ITS Warrants whereby, at the Effective Time, each ITS Warrant was exchanged and converted into the right to receive that number of shares of Common Stock of the Company, based on the Exchange Ratio, as would have been the case if the ITS Warrants had been exercised for ITS Common Stock immediately prior to the Effective Time on a net issuance basis.

     Additionally, in connection with the Merger certain other warrants to acquire ITS Common Stock and/or ITS Warrants were exchanged for and converted into the right to receive Common Stock of the Company.

     In connection with the Merger, the Company issued or reserved an aggregate of approximately 3,470,000 shares of Common Stock, including shares issued upon conversion of the above described warrants and the shares issuable upon exercise of outstanding options. The Common Stock of the Company issued in the Merger was registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-4 (File NO. 333-57459) which the Securities and Exchange Commission (the "Commission") declared effective on June 24, 1998. The Common Stock of the Company issuable upon exercise of options to purchase ITS Common Stock was registered under the Securities Act pursuant to a Registration Statement on Form S-8 which was filed with the Commission on July 31, 1998.

     The Merger constitutes a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a "purchase" by the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          (i) The audited consolidated balance sheets of Innovative Tech Systems, Inc. as of January 31, 1997 and 1998, the audited consolidated statements of operations, of changes in shareholders' equity and cash flows of Innovative Tech Systems, Inc. for the years ended January 31, 1996, 1997 and 1998, the notes related thereto, and the Reports of Independent Public Accountants thereon are set forth at pages F-35 through F-51 of the ITS Shareholder Proxy Statement and Warrant Holder Information Statement/Peregrine Prospectus dated June 24, 1998 included in the Registrant's Registration Statement on Form S-4 (No. 333-57459). Such financial statements, notes and reports set forth at such pages are incorporated herein by reference.

          (ii) The unaudited consolidated balance sheet of Innovative Tech Systems, Inc. as of April 30, 1998, the unaudited consolidated statements of operations, of changes in shareholders' equity and cash flows of Innovative Tech Systems, Inc. for the three months then ended and the notes related thereto are set forth at pages F-35 through F-51 of the ITS Shareholder Proxy Statement and Warrant Holder Information Statement/ Peregrine Prospectus dated June 24, 1998 included in the Registrant's Registration Statement on Form S-4 (No. 333-57459). Such balance sheet and notes set forth at such pages are incorporated herein by reference.

     (b)       PRO FORMA FINANCIAL INFORMATION.

            UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed financial information assumes a business combination between Peregrine and Innovative accounted for as a purchase and is based on the respective historical consolidated financial statements and the notes thereto, which are incorporated by reference in this Current Report from the Proxy Statement/Prospectus. The pro forma combined condensed balance sheet combines Peregrine's March 31, 1998 consolidated balance sheet with Innovative's January 31, 1998 consolidated balance sheet. The pro forma statement of operations combines Peregrine's and Innovative's historical results for each of the periods indicated below.

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had occurred as of the date or during the periods presented, nor is it necessarily indicative of future operating results or financial positions.

     These pro forma financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements, and the related notes thereto, of Peregrine and Innovative incorporated by reference in this Current Report from the Proxy Statement/Prospectus.

                UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                   March 31, 1998
                         AFTER GIVING EFFECT TO THE MERGER
                                   (IN THOUSANDS)

                                                                         PEREGRINE    INNOVATIVE      PRO FORMA       PRO FORMA
                                                                          SYSTEMS    TECH SYSTEMS    ADJUSTMENTS      COMBINED
                                                                         ---------   ------------    -----------      ---------
                                    ASSETS
Current Assets:
    Cash and cash equivalents......................................        $ 14,950       $ 3,438       $    --        $18,388
    Short-term investments.........................................           7,027            --            --          7,027
    Accounts receivable, net.......................................          16,761         4,350            --         21,111
    Inventory......................................................              --           314            --            314
    Deferred tax assets............................................           7,297           152            --          7,449
    Other current assets...........................................           2,905           282            --          3,187
                                                                            -------           ---       -------       --------
    Total current assets...........................................          48,940         8,536            --         57,476
Property and equipment, net........................................           5,455         1,340            --          6,795
Computer software, net.............................................              --         1,139        (1,139)(F)         --
Intangible assets and other........................................          29,173            86        58,022 (B,C)   87,281
                                                                           --------       -------       -------       --------
                                                                           $ 83,568       $11,101       $56,883       $151,552
                                                                           --------       -------       -------       --------
                                                                           --------       -------       -------       --------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
    Accounts payable...............................................          $2,337          $745       $    --      $   3,082
    Accrued expenses...............................................          11,103           945         9,750 (A)      21,798
    Deferred revenue...............................................          11,570         1,750            --         13,320
    Current portion of long-term debt..............................             151           155            --            306
                                                                           --------       -------       -------       --------
    Total current liabilities......................................          25,161         3,595         9,750         38,506
Long-term debt, net of current portion.............................             966           620            --          1,586
Deferred revenue, net of current portion...........................           1,802           --             --          1,802
                                                                           --------       -------       -------       --------
    Total liabilities..............................................          27,929         4,215         9,750         41,894
                                                                           --------       -------       -------       --------
Stockholders' Equity:
    Preferred stock, $0.001 par value, 5,000,000 and 200,000,000 shares authorized, respectively, no shares issued or
      outstanding..................................................              --            --            --             --
    Common Stock, $0.001 and $0.0185 par value, 50,000,000 and
      100,000,000 shares authorized, 18,700,000 and 10,888,000
      shares issued and outstanding, actual, respectively and
      19,930,000 Pro Forma outstanding.............................              19           202          (199)(A,D)       22
    Additional paid-in capital.....................................          74,351         7,410        65,513 (A,D)  147,274
    Warrants.......................................................              --         1,641        (1,641)(D)         --
    Accumulated deficit............................................         (16,423)       (2,367)      (16,540)(B,D,E)(35,330)
    Unearned portion of deferred compensation......................          (1,493)           --            --         (1,493)
    Cumulative translation adjustment..............................            (553)           --            --           (553)
    Treasury stock, at cost........................................            (262)           --            --           (262)
                                                                           --------       -------       -------       --------
    Total stockholders' equity.....................................          55,639         6,886        47,133        109,658
                                                                           --------       -------       -------       --------
                                                                           $ 83,568       $11,101       $56,883       $151,552
                                                                           --------       -------       -------       --------
                                                                           --------       -------       -------       --------

                                       4

                              PEREGRINE SYSTEMS, INC.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED MARCH 31, 1998
                         AFTER GIVING EFFECT TO THE MERGER
                      (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            PEREGRINE    INNOVATIVE     PRO FORMA    PRO FORMA
                                                             SYSTEMS    TECH SYSTEMS   ADJUSTMENTS   COMBINED
                                                            ---------   ------------   -----------    ---------
                                     ASSETS
Revenues:
    Licenses..........................................       $ 38,791       $ 8,101     $   --       $ 46,892
    Hardware..........................................             --         2,280         --          2,280
    Maintenance and services..........................         23,086         4,702         --         27,788
                                                             --------       -------     --------     --------
       Total revenues.................................         61,877        15,083         --         76,960
Costs and Expenses:
    Cost of licenses..................................            326           512         --            838
    Cost of hardware..................................             --         1,311         --          1,311
    Cost of maintenance and services..................         10,326         2,473         --         12,799
    Sales and marketing...............................         22,728         5,674         --         28,402
    Research and development..........................          8,394         1,105         --          9,499
    General and administrative........................          6,077         3,056         --          9,133
    Amortization of intangible assets.................          3,168            --     11,604 (G)     14,772
    Acquired in-process research and development costs          6,955            --         --          6,955
                                                             --------       -------     --------     --------
       Total costs and expenses.......................         57,974        14,131     11,604         83,709
                                                             --------       -------     --------     --------
       Operating income (loss)........................          3,903           952    (11,604)        (6,749)
Interest income and other.............................            839            24         --            863
                                                             --------       -------     --------     --------
Income from continuing operations before income tax...          4,742           976    (11,604)        (5,886)
Income tax expense....................................          5,358            65         --          5,423
                                                             --------       -------     --------     --------
Net income (loss).....................................        $  (616)        $ 911   $(11,604)      $(11,309)
                                                             --------       -------     --------     --------
                                                             --------       -------     --------     --------
Net income (loss) per share diluted:
Net income (loss) per share...........................         $(0.04)        $0.08                  $  (0.57)
                                                             --------       -------                  --------
                                                             --------       -------                  --------
Shares used in diluted per share computation..........         17,380        11,583                    19,930
                                                             --------       -------                  --------
                                                             --------       -------                  --------
Net income (loss) per share basic:
Net income (loss) per share...........................         $(0.04)        $0.08                  $  (0.57)
                                                             --------       -------                  --------
                                                             --------       -------                  --------
Shares used in basic per share computation............         17,380        10,888                    19,930
                                                             --------       -------                  --------
                                                             --------       -------                  --------

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS.

        NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1.   Basis of Presentation

         The unaudited pro forma financial statements of Peregrine Systems, Inc. ("PSI") have been prepared based on the historical statements of PSI for the year ended March 31, 1998 and for Innovative Tech Systems, Inc. ("Innovative") for the year ended January 31, 1998, considering the effects of the acquisition under the purchase method. The pro forma balance sheet of PSI at March 31, 1998 has been prepared as if the Merger had been consummated at March 31, 1998. The pro forma statement of operations for the year ended March 31, 1998 has been prepared as if the Merger had been consummated on April 1, 1997.

         In management's opinion, all material adjustments necessary to reflect the effects of the acquisition have been made. The unaudited pro forma financial statements are not necessarily indicative of the actual financial position at March 31, 1998, or what the actual results of operations of PSI would have been assuming the acquisition had been completed as of April 1, 1997, nor are they indicative of the financial position or results of operations for future periods. The pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of PSI and Innovative.

2.   Pro Forma Adjustments and Assumptions

         (A) The purchase price for the completion of the Innovative acquisition was determined by combining the value of PSI Common Stock issued to Innovative stockholders (2,662,000 common shares valued at $22.875 per share plus $12,033 related to the value of outstanding options and warrants assumed), the net assets acquired of Innovative and the estimated transactions costs for the acquisition. The estimated direct transaction costs to be incurred by the Combined Company include sign-on bonuses, transaction fees for investment bankers, attorneys, accountants, financial printing and other related charges. The purchase price for the completion of the Innovative Tech Systems, Inc. acquisition is summarized below (in thousands):

  Common stock and value of option and warrants assumed...............  $72,926
  Estimated transaction costs.........................................    9,750
  Net assets acquired, excluding (F)..................................   (5,747)
                                                                        -------
                                                                        $76,929

         (B) Allocation of the purchase price for the completion of the Innovative acquisition was determined as follows (in thousands):

  Acquired in-process technology .....................................  $18,907
  Intangible assets...................................................  $58,022
                                                                        -------
                                                                        $76,929

         (C) Amortization of the intangible assets for Innovative will be on the straight-line method over five years and will be included in depreciation and amortization expense.

         (D) Elimination of Innovative stockholders' equity amounts.

         (E) The pro forma statement of operations excludes the charge of $18.9 million for purchased in-process technology, which arose from the acquisition. These charges will be included in the Combined Company's consolidated financial statements for the three-month period ending September 30, 1998.

         (F) Reflects the effect of the elimination of the acquiree's computer software pending completion of valuation of the capitalized asset.

         (G) Reflects the amortization of intangible assets beginning April 1, 1997.

         The purchase price for the Innovative acquisition was allocated to the tangible and intangible assets of Innovative based on preliminary estimates of the fair market value of those assets. The evaluation of the underlying technology acquired considered the inherent difficulties and uncertainties in completing the development, and thereby achieving technological feasibility, and the risks related to the viability of and potential changes in future target markets that the acquired technology has any alternative future uses.

     (c)       EXHIBITS.

EXHIBIT NO.    DESCRIPTION
----------     --------------------------------------------------------------
     2.1*      Agreement and Plan of Reorganization, dated as of May 7, 1998, among Peregrine Systems, Inc, Homer Acquisition Corporation,
               Innovative Tech Systems, Inc., and related exhibits. (The
               disclosure letter of Innovative Tech Systems, Inc. delivered to
               Peregrine, which cites to certain factual matters as exceptions to the contractual representations of ITS in the Agreement and
               Plan of Reorganization has been omitted. The Company agrees to supplementally furnish a copy of such disclosure schedule to the
               Commission upon request.)

     23.1      Consent of PricewaterhouseCoopers LLP.

     99.1*     Press release of Peregrine Systems, Inc., dated July 31, 1998.

     99.2* Pages F-35 through F-51 of the ITS Shareholder Proxy Statement and Warrant Holder Information Statement/Peregrine Prospectus dated June 24, 1998 included in the Registrant's Registration
               Statement on Form S-4 (No. 333-57459).

*Filed with the Company's original Current Report on Form 8-K dated July 31,
1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PEREGRINE SYSTEMS, INC.


Dated: May 10, 1999                By:__________________________________
                                      Richard T. Nelson, Vice President,
                                      Secretary and General Counsel









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